Consolidated Statements Of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net income	$ 230,547	$ 182,282	$ 166,925
Other comprehensive income
Foreign currency translation adjustments	33,876	16,417	34,309
Comprehensive income	264,423	198,699	201,234
Less: Comprehensive income attributable to non-controlling interests	(5,793)	(2,073)	(296)
Comprehensive income attributable to Mindray	$ 258,630	$ 196,626	$ 200,938